ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2024
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

18. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities are as follows:

	December 31,	December 31,	December 31,
	2023	2024	2024
	RMB	RMB	US$
	(in thousands)		(Note 3)
Funds raised for CrossFire New Mobile Game	29,549	29,549	4,048
Professional services	796	2,677	367
Agency commission fees payable	2,203	—	—
Staff cost related payables	5,816	5,018	687
Office expenses	2,008	1,261	173
Product development services	15	655	90
Other payables	1,621	2,074	284
Hosting service fee	342	2	—
Others	565	430	59
Loan	1,261	—	—
Total	44,176	41,666	5,708

The Group has financed the early phase development of CrossFire New Mobile Game through fundraising from the Inner Mongolia Culture Assets and Equity Exchange. As of December 31, 2022, the Group had raised RMB57.5 million (US$7.9 million). The Group does not plan to finance the remaining RMB100.0 million (US$13.7 million) from the planned fundraising arrangement, and due to non-recovery of the advance financing fee, the Group fully impaired the advance financing fee in 2018.

In April 2020, Inner Mongolia Culture Assets and Equity Exchange filed a civil claim against the Group to recover RMB57.5 million (US$7.9 million) of principal and RMB4.6 million (US$0.6 million) of interest that the Group has previously raised to finance the early phase development of CrossFire New Mobile Game. The Group cooperated with a third-party company for development and operation of CrossFire New Mobile Game and plan to apply for the requisite license from GAPPRPT for CrossFire New Mobile Game as soon as development of the game is finalized to launch the game. In October 2020, Intermediate Court of Changsha City, Hunan Province issued a decision to reject all claims against the Group. As of the filing date, no appeal claim has been made by Inner Mongolia Culture Assets to the sentence of the court.

In April 2022, the Group has negotiated and intends to sign another settlement deed pursuant to which the Group agreed to pay Splendid Days and a third-party total of approximately USD 8.6 million in order to settle outstanding claims under the Convertible Notes. The Group recorded other payables for such estimated settlement amounts for RMB17.2 million (US$2.4 million) as of December 31, 2022. Upon the satisfaction of certain conditions set forth in the foregoing settlement deed, the arbitration proceeding will be terminated. After the final payment of USD 3 million lawsuit dues in 2023, all outstanding claims under the Convertible Notes have been settled.

In late 2021, the Group entered into a share purchase agreement with a third party 51miner Limited (“51miner”) to sell all its equity interest in Niulian Technology (Shaoxing) Co. Ltd. (“Niulian”) to 51miner. Before the disposal, Niulian held certain BTC, FIL and XCH mining machines and mined these cryptocurrencies in China. Since the regulatory risk of mining in China had been increasing, The9 decided to transfer those machines which can mine overseas to NBTC based on net book value. Therefore, as of the disposal date, the Group recorded RMB30.6 million (US$4.2 million) as other payables. As of December 31, 2024, the Group’s balance due to Niulian was RMB 1.5 million (US$0.2 million), which included in other payables.